Retirement Benefit Plans	12 Months Ended
Dec. 31, 2021
Disclosure of net defined benefit liability (asset) [abstract]
Retirement Benefit Plans
30. RETIREMENT BENEFIT PLANS
The amounts recognised in the balance sheet were as follows:

		Group
	2021	2020
	£m	£m
Assets/(liabilities)
Funded defined benefit pension scheme - surplus	1,572	495
Funded defined benefit pension scheme - deficit	—	(361)
Unfunded pension and post-retirement medical benefits	(37)	(42)
Total net assets	1,535	92
Remeasurement losses/(gains) recognised in other comprehensive income during the year were as follows:

			Group
	2021	2020	2019
	£m	£m	£m
Pension remeasurement	(1,264)	505	522
a) Defined contribution pension plansThe majority of employees are members of a defined contribution Master Trust, LifeSight. This is the plan into which eligible employees are enrolled automatically. The assets of LifeSight are held in separate trustee-administered funds. Funds arising from Additional Voluntary Contributions (AVCs) are largely held within the main defined benefit scheme operated by the Santander UK group.
An expense of £64m (2020: £66m) was recognised for defined contribution plans in the period and is included in staff costs within operating expenses (see Note 6).
b) Defined benefit pension schemes
The Santander UK group operates a number of defined benefit pension schemes. The main scheme is the Santander (UK) Group Pension Scheme (the Scheme). It comprises seven legally segregated sections. The Scheme covers 11% (2020: 11%) of the Santander UK group’s current employees and is a funded defined benefit scheme which is closed to new members.
The corporate trustee of the Scheme is Santander (UK) Group Pension Scheme Trustees Limited (the Trustee), a private limited company incorporated in 1996 and a wholly-owned subsidiary of Santander UK Group Holdings plc. The principal duty of the Trustee is to act in the best interests of the members of the Scheme. The Trustee board comprises five (2020:five) Directors selected by Santander UK Group Holdings plc, plus five (2020: five) member-nominated Directors selected from eligible members who apply for the role.
The assets of the funded schemes including the Scheme are held independently of the Santander UK group’s assets in separate trustee administered funds. Investment strategy across the sections of the Scheme remains under regular review. Investment decisions are delegated by the Trustee to a common investment fund, managed by Santander (CF Trustee) Limited, a private limited company owned by five Trustee directors, three appointed by Santander UK plc and two by the Trustee. The Santander (CF Trustee) Limited directors’ principal duty, within the investment powers delegated to them, is to act in the best interest of the members of the Scheme. Ultimate responsibility for investment policy and strategy rests with the Trustee of the Scheme who is required under the Pensions Act 2004 to prepare a statement of investment principles. The defined benefit pension schemes expose the Santander UK group to risks such as investment risk, interest rate risk, longevity risk and inflation risk. The Santander UK group does not hold any insurance policies over the defined benefit pension schemes and has not entered into any significant transactions with them.
Formal actuarial valuations of the assets and liabilities of the defined benefit schemes are carried out on at least a triennial basis by independent professionally qualified actuaries and valued for accounting purposes at each balance sheet date. The Scheme Trustee is responsible for the actuarial valuations and in doing so considers, or relies in part on, a report of a third-party expert. The latest formal actuarial valuation for the Scheme at 31 March 2019 was finalised in August 2019, with a deficit to be funded of £1,136m. The next scheduled triennial funding valuation will be at 31 March 2022. Any funding surpluses can be recovered by Santander UK plc from the Scheme through refunds as the Scheme is run off over time or could be used to pay for the cost of benefits which are accruing.
The main differences between the assumptions used for assessing the defined benefit liabilities for the funding valuation and those used for IAS 19 is that the financial and demographic assumptions used for the funding valuation are generally more prudent than those used for the IAS 19 valuation.
The total amount charged to the income statement was as follows:

			Group
	2021	2020	2019
	£m	£m	£m
Net interest income	(5)	(10)	(23)
Current service cost	38	36	34
Past service and GMP costs	—	1	1
Past service curtailment costs	5	—	—
Administration costs	8	8	8
	46	35	20
On 26 October 2018, the High Court handed down a judgement concluding that defined benefit schemes should equalise pension benefits for men and women in relation to GMP and concluded on the methods that were appropriate. The estimated increase in liabilities at the date of the judgement was £40m and was based on a number of assumptions and the actual impact may be different. This was reflected in the income statement and in the closing net accounting surplus of the Scheme in 2018. The allowance included in the Scheme liabilities at 31 December 2021 decreased by £5m (2020: £5m, 2019: £5m) to £45m (2020: £50m, 2019: £45m) to reflect the latest assumptions. This change was recognised in other comprehensive income. Work is being undertaken by the Trustee to implement GMP equalisation.
On 20 November 2020, a further court ruling on the GMP equalisation case took place on the issue of whether or not there is an obligation to equalise transfers that occurred prior to October 2018. It was concluded that historic transfers should be equalised. The potential additional liability was estimated and was not material. As a result, no additional liability has been recognised.
Past service curtailment costs of £5m were recognised in 2021 in connection with redundancies arising from branch closures and rationalisation of office sites.
The amounts recognised in other comprehensive income were as follows:

			Group
	2021	2020	2019
	£m	£m	£m
Return on plan assets (excluding amounts included in net interest expense)	(454)	(1,328)	(855)
Actuarial (gains)/losses arising from changes in demographic assumptions	(17)	34	42
Actuarial gains arising from experience adjustments	(19)	(141)	(42)
Actuarial (gains)/losses arising from changes in financial assumptions	(774)	1,940	1,377
Pension remeasurement	(1,264)	505	522
Movements in the present value of defined benefit scheme obligations were as follows:

	Group
	2021	2020
	£m	£m
At 1 January	(13,887)	(12,158)
Current service cost paid by Santander UK plc	(29)	(24)
Current service cost paid by subsidiaries	(9)	(12)
Current service cost paid by fellow Banco Santander subsidiaries	—	—
Interest cost	(188)	(253)
Employer salary sacrifice contributions	(9)	(2)
Past service cost	—	(1)
Past service curtailment costs	(5)	—
Remeasurement due to actuarial movements arising from:
–Changes in demographic assumptions	17	(34)
– Experience adjustments	19	141
–Changes in financial assumptions	774	(1,940)
Benefits paid	398	396
Derecognition of pension scheme liabilities arising from the sale of PSA	41	—
At 31 December	(12,878)	(13,887)
Movements in the fair value of the schemes’ assets were as follows:

	Group
	2021	2020
	£m	£m
At 1 January	13,979	12,547
Interest income	193	263
Contributions paid by employer and scheme members	246	245
Contributions paid by fellow Banco Santander subsidiaries	—	—
Administration costs paid	(8)	(8)
Return on plan assets (excluding amounts included in net interest expense)	454	1,328
Benefits paid	(398)	(396)
Derecognition of pension scheme assets arising from the sale of PSA	(53)	—
At 31 December	14,413	13,979

The composition and fair value of the schemes’ assets by category was:

	Group
	Quoted prices in active markets		Prices not quoted in active markets		Total		Valuation
2021	£m	%	£m	%	£m	%	technique
UK equities	38	—	—	—	38	—	A
Overseas equities	1,401	10	1,065	7	2,466	17	A,C
Corporate bonds	1,607	11	312	2	1,919	13	A,C
Government fixed interest bonds	2,788	19	—	—	2,788	19	A
Government index-linked bonds	9,159	64	—	—	9,159	64	A
Property	—	—	1,409	10	1,409	10	B
Derivatives	—	—	(83)	(1)	(83)	(1)	A
Cash	—	—	2,290	16	2,290	16	A
Repurchase agreements(1)	—	—	(6,582)	(45)	(6,582)	(45)	A
Infrastructure	—	—	390	3	390	3	B,C
Annuities	—	—	291	2	291	2	D
Longevity swap	—	—	(8)	0	(8)	0	D
Other	—	—	336	2	336	2	C
	14,993	104	(580)	(4)	14,413	100
2020
UK equities	40	0	—	—	40	0	A
Overseas equities	1,271	9	1,004	7	2,275	16	A,C
Corporate bonds	1,121	8	457	3	1,578	11	A,C
Government fixed interest bonds	1,618	12	—	—	1,618	12	A
Government index-linked bonds	6,695	48	—	—	6,695	48	A
Property	—	—	1,454	10	1,454	10	B
Derivatives	—	—	312	2	312	2	A
Cash	—	—	1,161	8	1,161	8	A
Repurchase agreements(1)	—	—	(2,198)	(15)	(2,198)	(15)	A
Infrastructure	—	—	406	3	406	3	B,C
Annuities	—	—	309	2	309	2	D
Longevity swap	—		0	0	0	0	D
Other	—	—	329	3	329	3	C
	10,745	77	3,234	23	13,979	100
(1)    Sale and repurchase agreements net of purchase and resale agreements.
Valuation techniques
At a high level, the main methods for measuring the fair value of the Scheme’s assets at 31 December 2021 and 2020 are set out below.
A.The asset valuation is provided by the asset manager. The valuation is based on observable market data, and where relevant is typically based on bid price values, or the single price if only one price is available.
B.The underlying asset valuations are prepared by an independent expert, adjusted for any cash movements where necessary since the latest valuation.
C.Assets are valued by reference to the latest manager statements provided by the managers, adjusted for any cash movements since the latest valuation.
D.Assets relating to insured liabilities are valued by the actuaries based on our year-end accounting assumptions.
The ‘Other’ category includes hedge fund investments.
At 31 December 2021, the value of the insured annuities included the value of a pensioner buy-in that was entered into on 27 May 2020 by the Trustee with an insurance company. This transaction insured 100% of the SMA section pensioner liabilities and 50% of the SPI section pensioner liabilities based on membership in the Scheme at 31 December 2018. In March 2021, the Trustee entered into a longevity swap. Approximately 85% of pensioner liabilities were covered by the longevity swap at inception. The value of the swap at 31 December 2021 was a liability of £8m.
At 31 December 2021, as highlighted above the Scheme was invested in certain assets who values are not based on market observable data, such as the investments in unquoted equities and bonds, as well as property, infrastructure and hedge funds. The valuation of these assets relies on unobservable data as these assets do not have a readily available quoted price in an active market. A large proportion of the property is directly held and valued using a bespoke valuation method taking both the nature of the properties and the tenancy schedules as inputs to derive the fair value. Where there is a time lag between the net asset value and the balance sheet date, management adjusts the value of the assets for any cash movements. Due diligence has been conducted to ensure the values obtained in respect of these assets are appropriate and represent fair value. Given the nature of these investments, we are unable to prepare sensitivities on how their values could vary as market conditions or other variables change.
A strategy is in place to manage interest rate and inflation risk relating to the liabilities. In H1 2021, the level of interest rate and inflation rate hedging was increased. The Scheme also has in place an equity collar to manage equity risk and hedges a proportion of its foreign exchange exposure to manage currency risk. At 31 December 2021 the equity collar had a notional value of £1,259m (2020: £1,076m) and the currency forwards had a notional value of £2,296m (2020: £2,378m). Some asset de-risking took place in 2021, with disinvestments made from listed equities. Significant investments were made in quoted corporate bonds over the year, funded from the government bond portfolio and listed equities. The Trustee has established the Sustainability Committee which is responsible for overseeing the Scheme’s policies, regulatory obligations and priorities in respect of climate change and wider Environmental, Social and Governance (ESG) related matters. This includes the monitoring of climate change related risks and opportunities, scenario analysis and monitoring of investments from an ESG perspective.
The Santander UK group’s pension schemes did not directly hold any equity securities of the Company or any of its related parties at 31 December 2021 and 2020. The Santander UK group’s pension scheme assets do not include any property or other assets that are occupied or used by the Santander UK group.
The Santander UK group's employee pension funds recognise the magnitude of the challenges that climate and energy transition pose to governments, companies and civil society. They are also aware of their impact on the ability to comply with their fiduciary duty providing long-term risk-adjusted returns to their members. They have therefore initiated the necessary actions to consider employee pension plans targets of net zero, showing their full support for the Santander UK group's vision, commitment to sustainability and climate change.
Funding
In August 2019, in compliance with the Pensions Act 2004, the Trustee and the Santander UK group agreed to a new recovery plan in respect of the Scheme and schedule of contributions following the finalisation of the 31 March 2019 actuarial valuation. The funding target for this actuarial valuation is for the Scheme to have sufficient assets to make payments to members in respect of the accrued benefits as and when they fall due. In accordance with the terms of the Trustee agreement in place at the time, the Santander UK group contributed £241m in 2021 (2020: £236m) to the Scheme, of which £194m (2020: £187m) was in respect of agreed deficit repair contributions. The agreed schedule of the Santander UK group’s remaining contributions to the Scheme broadly comprises contributions of £187m each year from 30 September 2019 to 31 March 2026. In addition, the Santander UK group has agreed to pay further contingent contributions should the funding position have fallen behind plan, and to date these have been paid into the Group section from 1 July 2021 onwards at a level of £1m per month. The Santander UK group also meets Scheme administration expenses. The funding valuation is used to judge the amount of cash contributions the Santander UK group needs to put into the pension scheme. It will always be different to the IAS 19 accounting deficit, which is an accounting rule concerning employee benefits and shown on the balance sheet of our financial statements.
Actuarial assumptions
The principal actuarial assumptions used for the defined benefit schemes were:

	Group
	2021	2020	2019
	%	%	%
To determine benefit obligations(1):
–Discount rate for scheme liabilities	1.9	1.3	2.1
–General price inflation	3.4	3.0	3.0
–General salary increase	1.0	1.0	1.0
–Expected rate of pension increase	3.2	2.9	2.9

	Years	Years	Years
Longevity at 60 for current pensioners, on the valuation date:
–Males	27.5	27.5	27.3
–Females	30.1	30.0	29.8
Longevity at 60 for future pensioners currently aged 40, on the valuation date:
–Males	29.0	29.0	28.9
–Females	31.6	31.5	31.3
(1) The discount rate and inflation related assumptions set out in the table at 31 December 2021 reflect the assumptions calculated based on the Scheme’s duration and cash flow profile as a whole. The actual assumptions used were determined for each section independently based on each section’s duration and cash flow profile.
At 30 September 2021, changes were made to the assumptions to reflect management’s current views. This included refinements to the inflation assumptions, and a move to section specific financial assumptions to better reflect each individual section’s duration and cash flow profile. The mortality assumption was also refined to reflect the latest 2020 projections model from the Continuous Mortality Investigation (CMI). The overall impact of these changes was small with the majority of the liability movement being due to changes in market conditions.
Discount rate for scheme liabilities
The rate used to discount the retirement benefit obligation for accounting purposes is based on the annual yield at the balance sheet date of high-quality corporate bonds on that date. There are only a limited number of higher quality Sterling-denominated corporate bonds, particularly those that are longer-dated. Therefore, in order to set a suitable discount rate, we need to construct a corporate bond yield curve. The model which we use for constructing the curve uses corporate bond data but excludes most convertible and asset-backed bonds. The curve is then constructed from this data by extrapolating the horizontal forward curve from 30 years, with the level of this forward rate being the average of the fitted forward rates over the 15 to 30 years year range. When considering an appropriate assumption, we project forward the expected cash flows of the Scheme and adopt a single equivalent cash flow weighted discount rate, subject to management judgement. In 2021, a review of the assumptions was carried out. We moved to using section specific discount rates, derived using the same methodology as before when calculating the discount rate for the Scheme, but based on the cash flows for each section.
General price inflation
Consistent with our discount rate methodology, we set the inflation assumption using the expected cash flows of the Scheme, fitting them to an inflation curve to give a weighted average inflation assumption. We then deduct an inflation risk premium to reflect the compensation holders of fixed rate instruments expect to receive for taking on the inflation risk. This premium is subject to a cap, to better reflect management’s view of inflation expectations. In 2020, management amended the general price inflation assumptions to reflect the expectation that the Retail Price Index would be brought in line with the Consumer Price Index from 2030. At 31 December 2020, this change increased the liabilities of the Scheme by £64m. In 2021, a review of the assumptions was carried out, and similar to the discount rate we moved to using section specific inflation rates, derived using the same methodology as before, but based on the cash flows for each section.
General salary increase
From 1 March 2015, a cap on pensionable pay increases of 1% each year was applied to staff in the Scheme.
Expected rate of pension increase
The pension increase assumption methodology uses a stochastic model, which is calibrated to consider both the observed historical volatility term structure and derivative pricing. The model allows for the likelihood that high or low inflation in one-year feeds into inflation remaining high or low in the next year.
Mortality assumptions
The mortality assumptions are based on an independent analysis of the Scheme’s actual mortality experience, carried out as part of the triennial actuarial valuation, together with recent evidence from the Continuous Mortality Investigation. An allowance is then made for expected future improvements to life expectancy based on the Continuous Mortality Investigation Tables. Following this review the S3 Medium all pensioner mortality table was adopted with appropriate adjustments to reflect the actual mortality experience. For future improvements, at 31 December 2021 the CMI 2020 projection model was adopted, with model parameters selected having had regard to the Scheme’s membership profile with an initial addition to improvements of 0.15% per annum, together with a long-term rate of future improvements to life expectancy of 1.25% for male and female members. No weight was placed on the 2020 data in the model, reflecting the uncertainty regarding whether, and how much, 2020 mortality data reflects likely future experience. Both the mortality table and the projection model are published by the Continuous Mortality Investigation.

In 2019, the methodology for setting the demographic assumptions was changed to better represent current expectations, following a review carried out by the Trustee as part of the 2019 triennial valuation and a separate review conducted on early retirement experience. These reviews resulted in changes in the assumptions for commutation, family statistics and early retirement, which were retained at 31 December 2021.
Actuarial assumption sensitivities
The sensitivity analyses below have been determined based on reasonably possible changes of the respective assumptions occurring at the end of the reporting period, while holding all other assumptions constant.

		(Decrease)/increase
		2021	2020
Assumption	Change in pension obligation at period end from	£m	£m
Discount rate	25 bps increase	(571)	(662)
General price inflation(1)	25 bps increase	392	365
Mortality	Each additional year of longevity assumed	478	515
(1)The general price inflation sensitivity of £365m at 31 December 2020 has been restated to correct an administrative error. The correction does not impact the actual reported values.
The 25bps sensitivity to the inflation assumption includes the corresponding impact of changes in future pension increase assumptions before and after retirement. The sensitivity analysis presented above may not be representative of the actual change in the defined benefit obligation as it is unlikely that the changes in assumptions would occur in isolation of one another as some of the assumptions may be correlated. Furthermore, in presenting the sensitivity analysis, the present value of the defined benefit obligation has been calculated using the projected unit credit method at the end of the reporting period, which is the same method used to calculate the defined benefit obligation recognised in the balance sheet. There were no changes in the methods and assumptions used in preparing the sensitivity analyses from prior years.
The benefits expected to be paid in each of the next five years, and in the aggregate for the five years thereafter are:

Year ending 31 December	£m
2022	387
2023	335
2024	356
2025	381
2026	401
Five years ending 2031	2,240

The average duration of the defined benefit obligation at 31 December 2021 was 18.3 years (2020: 19.4 years).
Covid-19
While Covid-19 resulted in some volatility in the IAS 19 position, there was recovery over 2021. Actions taken in 2021 to increase hedging and reduce asset risk, in line with the agreements already in place with the Trustee, served to improve the Scheme’s resilience to market volatility.
The Santander UK group has collaborated with the Trustee to ensure the delivery of key functions and services could be maintained throughout the Covid-19 pandemic, to include most vitally the payment of pensions to members. At the start of the Covid-19 pandemic, an enhanced risk monitoring framework was also established to identify and monitor such risks and ensure they were adequately managed.